Exhibit 10.5




           NONQUALIFIED DEFERRED COMPENSATION PROGRAM

                    INCLUDING 401(k) TRANSFER


                     BASIC PROGRAM DOCUMENT


                          SPONSORED BY


                INVESCO Retirement Plan Services
















                            COPYRIGHT

This document is copyrighted under the laws of the United States.
Its use, duplication or reproduction, including the use of electronic means, is prohibited by law without the express consent of the author.




          copyright 1996 McKay Hochman Co., Inc. March 26, 1996

                        TABLE OF CONTENTS

   PARAGRAPH                                              PAGE

   PREAMBLE                                                 1

                            ARTICLE I
                           DEFINITIONS

     1.1       Administrator                                2
     1.2       Adoption Agreement                           2
     1.3       Beneficiary                                  2
     1.4       Benefit Distribution Date                    2
     1.5       Cash Or Deferred Plan                        2
     1.6       Cashout Amount                               2
     1.7       Change Of Control                            3
     1.8       Code                                         3
     1.9       Company                                      3
     1.10      Compensation                                 3
     1.11      Deferral Agreement                           3
     1.12      Deferrals                                    4
     1.13      Effective Date                               4
     1.14      Employee                                     4
     1.15      Entry Date                                   4
     1.16      ERISA                                        4
     1.17      Nonqualified Deferred Compensation Program   4
     1.18      Participant                                  4
     1.19      Program                                      4
     1.20      Program Year                                 4
     1.21      Separation From Service                      4
     1.22      Sponsor                                      4
     1.23      Trust                                        5
     1.24      Trustee                                      5
     1.25      Valuation Date                               5


                           ARTICLE II
                    ELIGIBILITY REQUIREMENTS

     2.1       Participation                                6
     2.2       Change In Classification Of Employment       6
     2.3       Computation Period                           6
     2.4       Credited Service                             6

                           ARTICLE III
                    DEFERRAL OF COMPENSATION

     3.1       Notification                                 7
     3.2       Deferral Agreement                           7
     3.3       Deferral Procedure                           7
     3.4       Amending Deferral Agreement                  7
     3.5       Termination Of Deferral Agreement            8


                           ARTICLE IV
                      COMPANY CONTRIBUTIONS

     4.1       Employee Deferrals                           9
     4.2       Company Contributions                        9
     4.3       Responsibility For Contributions             9


                            ARTICLE V
                PARTICIPANT ACCOUNTS AND REPORTS

     5.1       Establishment Of Accounts                    10
     5.2       Account Maintenance                          10
     5.3       Valuation Of Assets                          10
     5.4       Allocation Methods                           10
     5.5       Valuation Date                               11
     5.6       Participant Statements                       11


                           ARTICLE VI
                   BENEFITS AND DISTRIBUTIONS

     6.1       Benefits                                     12
     6.2       Distributable Event                          12
     6.3       Cashout Amount                               12
     6.4       Form Of Payment                              12
     6.5       Payment Medium                               13
     6.6       Death Benefits                               13
     6.7       Beneficiary Designation                      13
     6.8       No Beneficiary                               13
     6.9       Claims Procedure                             13


                           ARTICLE VII
                             VESTING

     7.1       Deferrals                                    15
     7.2       Company Contributions                        15
     7.3       Trust Assets                                 15
     7.4       Credited Service                             15


                          ARTICLE VIII
                     PROGRAM ADMINISTRATION

     8.1       Administrator                                16
     8.2       Duties Of Administrator                      16
     8.3       Company                                      16
     8.4       Administrative Fees And Expenses             17


                           ARTICLE IX
                           TRUST FUND

     9.1       Trust                                        18
     9.2       Unfunded Program                             18
     9.3       Investment Preferences                       18
     9.4       Assignment And Alienation                    18


                            ARTICLE X
                    AMENDMENT AND TERMINATION

     10.1      Amendment                                    19
     10.2      Termination                                  19


                           ARTICLE XI
                          MISCELLANEOUS

     11.1      Total Agreement                              20
     11.2      Employment Rights                            20
     11.3      Governing Law                                20



                            PREAMBLE


The Company, by executing the attached Adoption Agreement, hereby establishes an unfunded Nonqualified Deferred Compensation Program for a select group of management or highly compensated Employees. Under Program terms, eligible management or highly compensated Employees will be permitted to defer a portion of their Compensation not yet earned until they attain their Benefit Distribution Date defined under paragraph 1.4 of the Program. Participants shall have no right, either directly or indirectly, to anticipate, sell, assign or otherwise transfer any benefit accrued under the Program. In addition, no Participant shall have any interest in any Company assets set aside as a source of funds to satisfy its benefit obligations under the Program, including the establishment of any trust under the terms of Revenue Procedure 92-64 or under the terms of any amendment thereof or successor thereto. Participants shall have the status of general unsecured creditors of the employer and the Program constitutes an unsecured promise by the employer to make benefit payments in the future.

                            ARTICLE I

                           DEFINITIONS


1.1 Administrator The individual or committee appointed by the Company to administer the Program as provided herein. If no such appointment is made, the Compensation Committee ("Compensation Committee") of the Board Of Directors ("Board") of the Company shall serve as the Administrator. If a Compensation Committee doesn't exist and no appointment is made by the Board, then the Board shall serve as the Administrator. In no event shall any Participant who sits on the Compensation Committee or Board determine the amount of his or her benefits under this Program.

1.2 Adoption Agreement The written instrument attached to this Basic Program Document by which the Company elects to establish a Nonqualified Deferred Compensation Program for eligible Employees.

1.3 Beneficiary An individual, individuals or trust designated by the Participant to receive his or her benefit in the event of the Participant's death. If more than one Beneficiary survives the Participant, payments shall be made equally to all such beneficiaries, unless otherwise provided in the Beneficiary form. Nothing herein shall prevent the Participant from designating primary and secondary Beneficiaries. Elections made by a Participant as to the timing and method of payment shall be binding on all Beneficiaries named by the Participant in his or her most recently dated Beneficiary form.

1.4  Benefit Distribution Date   The date specified in the
     Adoption Agreement on which a Participant's benefit is payable under the Program. A Participant shall have no right to receive payment of his or her benefit until reaching his or her Benefit Distribution Date.

1.5 Cash or Deferred Plan A qualified stock bonus or profit-sharing plan sponsored by the Company which includes a cash or deferred arrangement described at Code Section 401(k)(2).

1.6  Cashout Amount   An amount equal to the lesser of:

     (a)  A Participant's Deferrals under this Program for a
          Program Year as adjusted for investment losses but not for investment gains, or

     (b) The maximum elective deferrals permitted under the Company's Cash or Deferred Plan less the
          Participant's elective deferrals actually made to the Cash or Deferred Plan with respect to the same
          Plan Year. The maximum elective deferrals are determined by the Company considering the maximum elective deferrals under Code Section 402(g), the maximum annual addition under Code Section 415 and after application of the antidiscrimination tests under Code Sections
          401(k)(3) and 401(m)(2). The determinations under this paragraph shall be made by the Company not later than January 31 following the close of each Program Year.

1.7 Change of Control The purchase or other acquisition by any person, entity or group of persons within the meaning of
     Section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("ACT"), (or any comparable successor provisions, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the ACT) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets.

1.8  Code   The Internal Revenue Code of 1986, as amended.

1.9 Company The corporation or business entity which adopts this Program. Company shall also include any member of a controlled group of corporations as defined at Code Section 414(b), all commonly controlled trades or businesses as defined at Code Section 414(c) and any member of an affiliated service group as defined at Code Section 414(m) who elects to adopt this Program.

1.10 Compensation The total annual remuneration for employment received by an Employee from the Company and reported on his or her tax Form W-2. Compensation shall also include amounts deferred under this Program, under a Cafeteria Plan described at Code Section 125, under a Cash or Deferred Plan described at Code Section 401(k) and under any other Company plan qualified under Code Section 401(a) sponsored by the Company. Compensation shall only include remuneration earned while an individual is an Employee of the Company.

1.11 Deferral Agreement The written agreement between an eligible Employee and the Company to defer receipt by the Employee of Compensation not yet earned. Such agreement shall state the deferral amount or percentage of Compensation to be withheld from the Employee's Compensation and shall state the date on which the agreement is effective as provided at paragraph 3.1.

1.12 Deferrals That portion of an Employee's Compensation which is deferred under the terms of this Program. Such
     Compensation cannot yet have been earned by the Employee at the time of the Participant's election to defer.

1.13 Effective Date  The date on which the Company's Nonqualified
     Deferred Compensation Program or any amendment thereto becomes effective.

1.14 Employee Any person employed by the Company as a common-law employee. Individuals who shall be treated as Employees for purposes of the Program shall be limited to those individuals who are within a select group of management or highly compensated Employees as determined by the Company in its sole discretion.

1.15 Entry Date The date on which an Employee commences participation in the Program as determined by the Company in the Adoption Agreement.

1.16 ERISA   The Employee Retirement Income Security Act of 1974,
     as amended.

1.17 Nonqualified Deferred Compensation Program A Program, within the meaning of ERISA 201(2), the purpose of which is to permit a select group of management or highly compensated
     Employees to defer receipt of a portion of their Compensation to a future date.

1.18 Participant An Employee who is eligible to participate in the Program under Section 2.1 and who is eligible to defer a portion of his or her Compensation under this Program. An Employee or former Employee who has previously deferred a portion of his or her Compensation under the Program and who is still entitled to the payment of benefits under the Program shall also be considered a Participant.

1.19 Program The Nonqualified Deferred Compensation Program established by the Company under the terms of this document and the accompanying Adoption Agreement.

1.20 Program Year The 12 consecutive month period commencing on January 1 and ending on December 31. The first Program Year shall commence on January 1 of the calendar year in which the Program became effective.

1.21 Separation From Service The severance of an Employee's employment with the Company for any reason.

1.22 Sponsor INVESCO Retirement Plan Services or any member of a controlled group of corporations [as defined under Code Section 414(b) and (c) as modified by Code Section 415(h)] and any corporation which succeeds INVESCO Retirement Plan Services by merger or by acquisition of assets. The term Sponsor shall apply to the organization sponsoring this document and supporting administrative forms and not to a Company who may utilize this document and supporting administrative forms to establish a nonqualified deferred compensation program for a select group of management or highly compensated employees.

1.23 Trust The agreement, written in accordance with Revenue Procedure 92-64, as may be amended or superseded, between the Company and the Trustee under which any assets delivered by the Company to the Trustee will be held and managed. Any assets held under the terms of the Trust shall be the exclusive property of the Company and shall be subject to creditor claims of the Company. Participants shall have no right secured or unsecured to any assets held under the terms of the Trust.

1.24 Trustee   The institution named by the Company in the Trust
     agreement and any corporation which succeeds the Trustee by merger or by acquisition of assets.

1.25 Valuation Date The date on which Participant accounts are valued as elected by the Company in the Adoption Agreement.

                           ARTICLE II

                    ELIGIBILITY REQUIREMENTS


2.1 Participation Employees who meet the eligibility requirements set forth in the Adoption Agreement on the date the Program is adopted by the Company shall become Participants on the first Entry Date following the date of adoption. Employees who have not satisfied the eligibility requirements on the date of adoption shall become Participants on the Entry Date immediately following the date on which they meet the eligibility requirements. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall be eligible to participate on the Entry Date immediately following the date on which the Employee becomes a member of the eligible class.

2.2 Change In Classification Of Employment In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, such Employee shall be eligible to participate on the Entry Date which follows his or her return to an eligible class of Employees.

2.3 Computation Period To determine Years of Service for eligibility purposes, the first 12-consecutive month period shall commence on the date on which an Employee first performs an hour of service for the Company and shall end on the anniversary thereof. The second and subsequent 12-consecutive month periods shall commence on the first day of the calendar year beginning within the first 12-consecutive month period of employment.

2.4 Credited Service All Years of Service with other members of a controlled group of corporations as defined in Code Section 414(b), trades or businesses under common control as defined in Code Section 414(c), or members of an affiliated service group as defined in Code Section 414(m), if applicable, shall be credited for purposes of determining an Employee's eligibility to participate in the Program and to determine his or her vested interest on termination of employment.


                           ARTICLE III

                    DEFERRAL OF COMPENSATION


3.1 Notification The Program Administrator shall provide written notification to an Employee of his or her eligibility to participate in the Program and to elect to defer Compensation under this Program, and shall further provide such Employee with a Deferral Agreement. The notification shall describe the requirements and limitations on the Employee's Deferrals, the election with respect to the Cashout Amount, the Program's distributable events and the optional forms of payment

3.2 Deferral Agreement The Participant shall enter into a Deferral Agreement with the Company authorizing the deferral of all or part of the Participant's Compensation under the Program earned during the period in which the individual participates in the Program. The Deferral Agreement shall also specify the commencement date and method of payment with respect to benefits attributable to Deferrals and Company contributions, if any, for the applicable Program Year and the Participant's election with respect to the Cashout Amount for the Program Year. Except as provided at
     (a) and (b) below, the deferral election must be made not less than 30 days prior to the beginning of the Program Year for which the Compensation is payable.

     (a) Employees who are eligible on the date the program is first effective may make an election to defer
          Compensation for services to be performed subsequent to the election no later than 30 days after the date the Program is effective for eligible Employees, and

     (b) In the first year in which a Participant becomes eligible to participate in the Program, the newly eligible Participant may make an election to defer Compensation for services to be performed subsequent to the election no later than 30 days after the date the Employee becomes eligible.

     In no event shall an Employee be permitted to defer
     Compensation for a pay period which has commenced prior to the date on which the Program is effective or the date on which a Deferral Agreement is signed by the Employee and accepted by the Program Administrator.

3.3 Deferral Procedure Upon receipt of a properly completed and executed Deferral Agreement the Administrator shall notify the Company to commence to withhold that portion of the Participant's Compensation specified in the agreement. In no event will the Participant be permitted to defer more than the amount specified by the Company in the Adoption Agreement.

3.4 Amending Deferral Agreement A Participant shall be permitted to increase or decrease his or her Deferrals by filing an amended Deferral Agreement with the Administrator. Such amendment shall be effective on the first day of the first payroll period beginning in the next Program Year and must be made not less than 30 days prior to the beginning of the next Program Year.

3.5  Termination Of Deferral Agreement   The Company shall have
     the right to terminate an Employee's Deferral Agreement at any time upon written notice to the Employee. Such termination shall be effective on the first day of the next payroll period. In no event shall the Company have the right to terminate a Deferral Agreement with respect to Compensation already deferred. The Employee shall also have the right to terminate his or her Deferral Agreement upon written notice to the Administrator. Such termination shall be effective on the first day of the first payroll period in the Program Year following the date on which the termination request is received by the Administrator. The Employee shall not be permitted to reinstate a new Deferral Agreement until the first day of the first payroll period beginning in the Program Year following the date on which a new Deferral Agreement is received by the Administrator.

                           ARTICLE IV

                      COMPANY CONTRIBUTIONS


4.1 Employee Deferrals The Company shall remit to the Trustee all amounts deferred by Participants under the terms of their respective Deferral Agreements. Remittance by the Company shall be made as soon as administratively feasible following the date the funds were withheld from the Participant's Compensation but not later than 30 business days following the date withheld. Any such Deferrals held and managed by the Trustee plus any investment earnings thereon shall remain the property of the Company and shall be subject to the claims of the Company's creditors.

4.2 Company Contributions The Company may make matching or discretionary contributions under the terms of the Program. The amount of the Company's discretionary and/or matching contribution and the formula(s) for allocating such contributions will be determined by the Company in the Adoption Agreement. Any such contributions plus the earnings thereon shall be held and managed by the Trustee but shall remain the property of the Company and shall be subject to the claims of the Company's creditors. Any Company contributions made under the Program shall be transmitted to the Trustee not less frequently than annually.

4.3  Responsibility For Contributions   The Company has sole
     responsibility for remitting Employee Deferrals and Company contributions to the Trustee for investment purposes. The Trustee shall have no duty to determine whether the funds paid by the Company are the correct amount or that they have been transmitted in a timely manner.

                            ARTICLE V

                PARTICIPANT ACCOUNTS AND REPORTS


5.1 Establishment Of Accounts The Administrator shall establish and maintain individual bookkeeping accounts on behalf of each Participant for purposes of determining each Participant's benefits under the Program. Separate sub-accounts shall be established for each Participant with respect to each Deferral Agreement for which a different form of payment has been elected.

5.2  Account Maintenance  The Administrator shall add to each
     Participant's account amounts representing:
       (a) Employee Deferrals,
       (b)  Company matching or discretionary
            contributions, if applicable, and
       (c)  Investment earnings
     The Administrator shall deduct from each Participant's account amounts representing:
       (d)  Distributions to the Participant or
            Beneficiary,
       (e)  Investment losses,
     and, if elected in the Adoption Agreement:
       (f)  Program administrative expenses, and
       (g) Income taxes paid by the Company attributable to the Participant's benefits under the Program.

5.3 Valuation Of Assets As of each Valuation Date the Administrator shall determine the fair market value of all assets held under the terms of the Program. The valuation of securities traded on a national securities exchange shall be determined on the last business day of the valuation period in accordance with established or recognized industry standards for the valuation of traded securities. The value of non-traded securities shall be determined by reference to an appraisal prepared by an independent appraiser qualified to appraise the security or other property. Notwithstanding the first sentence of this paragraph, an appraisal of non-traded securities shall be prepared as of the last day of each Program Year and as required with respect to the determination of benefit payments.

5.4 Allocation Methods The Company's matching and discretionary contributions, if any, shall be allocated to eligible Participants in accordance with the allocation formula elected in the Adoption Agreement. If Deferrals and Company contributions, if any, are pooled for investment purposes, each Participant's account shall receive a pro-rata share of the investment earnings on all assets. Such pro-rata share shall be determined on the basis of the fair market value of each Participant's account at the beginning of the valuation period less distributions made during the valuation period. One half of the Contributions received systematically during the valuation period shall be added to the Participant's beginning account balance for allocation purposes. If contributions are invested in mutual funds or other pooled investment fund, the investment earnings allocable to each such Participant shall be determined by reference to the value of the applicable fund. If so elected in the Adoption Agreement, each Participant's Account shall be charged for the relevant period with its pro-rata share of expenses and any taxes incurred by the Company attributable to the Program

5.5  Valuation Date   Participant accounts shall be valued on the
     Valuation Dates provided that the value of non-traded securities shall be determined in accordance with paragraph
     5.3.

5.6  Participant Statements   The Administrator shall provide
     Participants with a statement of his or her account showing the additions to and deductions from such account during the period from the last statement date. Such statement shall be provided to Participants as soon as administratively feasible following the end of each Program Year, or more frequently if elected by the Company.

                           ARTICLE VI

                   BENEFITS AND DISTRIBUTIONS


6.1 Benefits A Participant's or Beneficiary's benefit payable under the Program shall be determined by reference to the value of the Participant's account balance at the time of a distributable event under the Program. Such benefit shall be payable from the general assets of the Company which includes any assets held in the Trust. In no event will a Participant's right to a benefit under this Program give such Participant a secured right or claim on any assets held in the Trust.

6.2 Distributable Event Benefits other than Cashout Amounts shall be payable within 30 days following the Benefit Distribution Date coincident with or first following the earlier of the date on which:
       (a)  The Participant terminates employment with the Company,
       (b)  The Participant dies,
       (c)  The Company undergoes a Change In Control,
       (d)  As otherwise provided in the Adoption Agreement,
       (e) Termination of the Program under paragraph 10.2 hereof. No Participant shall have any right to receive payment of his or her benefit under the Program prior to the Benefit Distribution Date.

6.3 Cashout Amount A Participant's Cashout Amount shall be distributed to the Participant, if so elected by the Participant in his or her Deferral Agreement, within 21/2 months following the close of the Program Year to which the cashout relates. The Company matching contribution attributable to the Participant's Cashout Amount shall be administered as provided by the Company in the Adoption Agreement. If the Participant elects to transfer the Cashout Amount to the Company's Cash or Deferred Plan, such transfer shall be made within 21/2 months following the close of the Plan Year. If the transfer election is made, the Company shall also transfer any matching contribution attributable to the Deferral made under this Program to the Cash or Deferred Plan provided that the matching contribution so transferred does not exceed the match the Participant would have received if the Deferral had been made under the terms of the Cash or Deferred Plan. The trustee of the Cash or Deferred Plan shall be advised by the Administrator that the Participant's Deferrals and Company matching contribution, if any, are to be credited to the Participant's account in the Cash or Deferred Plan for the same Plan Year as such amounts were received or receivable under this Program.

6.4  Form Of Payment   A Participant's Cashout Amount shall be
     paid as a lump sum. Other benefits shall be paid in the form of a lump sum or installments. Pursuant to paragraph 3.1, any election of a form of payment must be made by the Participant prior to the period of service for which the Deferral is made. A different form of payment may be elected with respect to each separate deferral election made by the Participant.

6.5  Payment Medium   A Participant's Cashout Amount shall be
     distributed to the Participant or transferred to the Cash or Deferred Plan as the case may be in the form of cash only. The Company may elect to pay the Participant's other benefits in the form of cash, securities or any other property acceptable to the Participant and to the Company.

6.6  Death Benefits   Any benefit to which a deceased Participant
     is entitled to receive under the Program shall be paid to such Participant's Beneficiary. Such death benefit shall be paid as a lump sum unless the Participant was receiving payment of his or her benefit in installments at the time of death. In such event, the Participant's Beneficiary shall continue to receive installment payments in the same manner as the Participant.

6.7  Beneficiary Designation   A Participant shall have the right
     to designate a Beneficiary and to amend or revoke such designation at any time in writing. Such designation, amendment or revocation shall be effective upon receipt by the Administrator. A Participant may not, however, change his or her Beneficiary (during the life of such Beneficiary) after payments have commenced under an installment payment option where the payment period is determined by reference to the life expectancy of the Participant and his or her Beneficiary.

6.8 No Beneficiary If no beneficiary designation is made, or if the beneficiary designation is held invalid, or if no Beneficiary survives the Participant and benefits remain payable following the Participant's death, the Administrator shall direct that payment of benefits be made to the person or persons in the first category in which there is a survivor. The categories of successor Beneficiaries, in order, are as follows:

       (a)  Participant's spouse;
       (b)  Participant's descendants, per stirpes
            (eligible descendants shall be determined by the intestacy laws of the state in which the decedent is domiciled);
       (c)  Participant's parents;
       (d) Participant's brothers and sisters (including step brothers and step sisters); and
       (e)  Participant's estate.

6.9 Claims Procedure A Participant or authorized representative of a Participant may submit to the Administrator questions regarding Program Benefits or a claim for the payment of benefits. Such question or claim may be submitted at any time. However, benefit payments shall not be payable earlier than permitted by the Program. The Administrator shall accept, reject, or modify such request and shall send written notification to the Participant setting forth the response of the Administrator and in the case of a denial or modification the Administrator shall:

        (a) state the specific reason or reasons for the denial,

       (b) provide specific reference to pertinent Program provisions on which the denial is based,

       (c)  provide a description of any additional
            material, data or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and

       (d)  explain the Program's claim review procedure.

     In the event the request is rejected or modified, the Participant or his representative may appeal within 60 days following receipt by the Participant or representative of such rejection or modification, by submitting a written request for review by the administrator of its initial decision. Within 60 days following such request for review, the Administrator shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Administrator's final decision, the Participant or representative can institute an action in a court of competent jurisdiction.

                           ARTICLE VII

                             VESTING


7.1  Deferrals   Benefits attributable to Compensation deferred
     under the terms of this Program shall be nonforfeitable. However, such benefits shall not be payable to or for the benefit of a Participant until there is a distributable event under the Program.

7.2 Company Contributions Benefits attributable to Company discretionary and matching contributions shall become nonforfeitable upon the earlier of the Participant completing the Service requirement in the Adoption Agreement or upon reaching a distributable event other than termination of employment for reasons other than retirement, under the Program. In the event the Participant terminates employment with the Company prior to completing the Service requirement in the Adoption Agreement or prior to reaching a distributable event other than termination of employment for reasons other than retirement, benefits attributable to Company discretionary and matching contributions shall vest in accordance with the schedule elected in the Adoption Agreement.

7.3  Trust Assets   Regardless of a Participant's vested status,
     no Participant shall have any vested interest in or claim on any assets held under the Trust either before or after the Participant attains his or her Benefit Distribution Date. A Participant's vested interest in benefits payable under the Program, not the Trust, shall be determined in accordance with paragraph 7.1, 7.2 and the election made by the Company in the Adoption Agreement. A Participant's option to state an investment preference under paragraph 9.3 hereof shall not give a Participant or Beneficiary any ownership right or interest in any asset held in the Trust. Any rights a Participant has with respect to benefits shall be determined by the Program.

7.4 Credited Service For purposes of vesting, Credited Service shall include all Credited Service as provided at paragraph
     2.4 herein.

                          ARTICLE VIII

                     PROGRAM ADMINISTRATION


8.1 Administrator The Program shall be administered by the individual or committee selected by the Company. If no Administrator is named by the Company or the named Administrator has resigned or otherwise cannot perform the administrative duties under the Program, the Compensation Committee of the Board Of Directors of the Company shall serve as Administrator. If no Compensation Committee exists, then the Board of Directors of the Company shall serve as the Administrator. However, in no event shall any Participant who sits on the Compensation Committee or Board determine the amount of his or her benefit under the Program. The Administrator shall serve at the pleasure of the Company who shall have the right to remove the Administrator at any time upon 30 days written notice. The Administrator shall have the right to resign upon 30 days written notice to the Company.

8.2 Duties Of Administrator The Administrator shall be responsible to perform all administrative functions required under the Program. These duties include but are not limited to:

       (a) Communicating with Participants in connection with their rights and benefits under the Program.

       (b)  Reviewing investment preferences received from Participants.

       (c) Arranging for the payment of taxes (including income tax withholding), expenses and benefit payments to Participants under the Program.

       (d) Filing any returns and reports due with respect to the Program.

       (e) Interpreting and construing Program provisions and settling claims and domestic relations orders in connection with Program benefits.

       (f)  Serving as the Program's designated
            representative for the service of advises, reports, claims or legal process.

       (g) Employing any agents such as accountants, auditors, attorneys, actuaries or any other professionals it deems necessary in the performance of any of its duties.

8.3 Company The Company has sole responsibility for the adoption and maintenance of the Program. The Company through its Board shall have the power and authority to appoint the Program's Administrator, Trustee and any other professionals as may be required for the administration of the Program or the Trust. The Company shall also have the right to remove any individual or party appointed to perform administrative, investment, fiduciary or other functions under the Program. The Company may delegate any of its powers to the Administrator, a Board Member or any committee of the Board.

8.4 Administrative Fees And Expenses All fees for investment and administrative services and all reasonable costs, charges and expenses incurred by the Administrator or the Trustee in connection with the administration of the Program or the Trust shall be paid by the Company. If such fees, costs, charges and/or expenses are not paid by the Company within a reasonable period of time from the date on which the Company is billed for such fees, costs, charges and/or expenses, the Trustee shall be specifically authorized to pay the bill from Trust assets. If the Trust has insufficient liquid assets to cover the amount due, the Trustee shall have the right to liquidate assets held in the Trust to raise cash to pay any amount due. Notwithstanding the foregoing, no compensation other than reimbursement for expenses shall be paid to an Administrator who is an Employee of the Company.

                           ARTICLE IX

                           TRUST FUND


9.1 Trust Coincident with the establishment of the Program, the Company shall establish a Trust for the purpose of accumulating assets which may, but need not be used, by the Company to satisfy some or all of its financial obligations to provide benefits to Participants under this Program. All assets held in the Trust shall remain the exclusive property of the Company and shall be available to pay creditor claims of the Company in the event of bankruptcy. The assets held in Trust shall be administered in accordance with the terms of the separate trust agreement between the Trustee and the Company.

9.2  Unfunded Program   In no event will the assets accumulated
     by the Company in the Trust be construed as creating a funded Program under the applicable provisions of ERISA, or under the Code, or under the provisions of any other applicable statute or regulation. In this connection, any funds set aside by the Company in trust shall be administered in accordance with the terms of the Trust.

9.3 Investment Preference If permitted by the Company in the Adoption Agreement, Participants shall have the opportunity to indicate an investment preference for the investment of any Deferrals and Company contributions, if any, made under the terms of the Program. A Participant's investment preference shall be communicated to the Administrator by completion and delivery to the Administrator of an Investment Preference Form. The Administrator shall review the form and may in its sole discretion implement a program reflecting the Participant's investment preferences. Participants shall indicate their initial investment preferences by filing an investment preference form with the Administrator prior to the date on which Deferrals commence under the terms of the Participant's Deferral Agreement. Participants shall have the opportunity to change their investment preferences with respect to new Deferrals and/or Company contributions or with respect to existing balances upon notice to the Administrator as provided in the Adoption Agreement.

9.4 Assignment And Alienation No Participant or Beneficiary of a deceased Participant shall have the right to anticipate, assign, transfer, sell, mortgage, pledge or hypothecate any benefit under this Program. The Administrator shall not recognize any attempt by a third party to attach, garnish or levy upon any benefit under the Program except as provided by law or under the terms of a domestic relations order as described at Code Section 414(p).

                            ARTICLE X

                    AMENDMENT AND TERMINATION


10.1 Amendment   The Company may at any time amend this Program
     without the consent of any Participant or Beneficiary hereunder provided that any amendment shall become effective on the first day of the Program Year following the date on which the amendment is adopted by the Company and that Participants and Beneficiaries be notified of such amendment not less than 30 days prior to the effective date thereof. The notice shall include an explanation of the amendment and its effects on the Participant's rights and benefits under the Program. No amendment shall deprive a Participant or Beneficiary of any of the benefits which he or she has accrued under the Program.

10.2 Termination   Although the Company has established this
     Program with a bona fide intention and expectation to maintain the Program indefinitely, the Company may terminate or discontinue the Program in whole or in part on the earlier of the date on which there is a Change of Control or as of the first business day in the Program Year following the date on which the Company elects to terminate. Upon Program termination, no further Deferrals or Company contributions shall be made except that the Company shall be responsible to pay any benefit attributable to Deferrals and Company contributions accrued as of the day preceding the effective date of termination plus investment earnings and less investment losses, taxes and expenses chargeable to the Participant's account up to the Benefit Distribution Date. The Administrator shall make distribution of the Participant's benefit as of the next Benefit Distribution Date.

                           ARTICLE XI

                          MISCELLANEOUS


11.1 Total Agreement  This Program and the executed Adoption
     Agreement, Deferral Agreement, Beneficiary Designation and other administration forms shall constitute the total agreement or contract between the Company and the Participant regarding the Program. No oral statement regarding the Program may be relied upon by the Participant.

11.2 Employment Rights Neither the establishment of this Program nor any modification thereof, nor the creation of any Trust or account, nor the payment of any benefits, shall be construed as giving a Participant or other person a right to employment with the Company or any other legal or equitable right against the Company except as provided in the Program. In no event shall the terms of employment of any Employee be modified or in any way be affected by the Program.

11.3 Governing Law   Construction, validity and administration of
     this Program including the accompanying Adoption Agreement and the Trust shall be governed by applicable Federal law and applicable state law in which the principal office of the Company is located.